UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Ocular Therapeutix, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PROXY STATEMENT SUPPLEMENT

OCULAR THERAPEUTIX, INC.

NOTICE OF CHANGE OF LOCATION

OF 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 25, 2020

This Supplement relates to the Proxy Statement of Ocular Therapeutix, Inc. (the “Company”), dated April 29, 2020, as previously furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”).

Change in Location of Annual Meeting

Due to the public health impact of the novel coronavirus (“COVID-19”) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our stockholders, employees and communities, the location of the Annual Meeting of Ocular Therapeutix, Inc., to be held on Thursday, June 25, 2020, has been changed. The Annual Meeting will now be held over the internet in a virtual meeting format, via live webcast at 8:30 a.m. Eastern Time. You will be able to attend the Annual Meeting only via the webcast.

The time and date of the Annual Meeting have not changed. All references in the Proxy Statement and related proxy materials to the previously scheduled location of the meeting are superseded and replaced by the information contained in this Supplement.

A copy of the press release issued by the Company to announce the virtual meeting is attached.

Additional Information

There is no change to the proposals to be presented to the Company’s stockholders for consideration at the Annual Meeting. A revised Notice of 2020 Annual Meeting of Stockholders, reflecting the change in the location of the meeting to a virtual meeting, is attached.

Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

If you have any questions about the Proxy Statement, this Supplement or the Annual Meeting, or if you need assistance with voting procedures, including casting or changing your vote, you should contact the Company at 24 Crosby Drive, Bedford, MA 01730, Attention: Chief Financial Officer, or by calling (781) 357-4000.

June 15, 2020

Ocular TherapeutixTM to Hold Virtual 2020 Annual Meeting Of Stockholders

BEDFORD, Mass. -- (BUSINESS WIRE) -- Jun. 15, 2020 -- Ocular Therapeutix, Inc. (NASDAQ: OCUL), a biopharmaceutical company focused on the formulation, development, and commercialization of innovative therapies for diseases and conditions of the eye, today announced that, due to the public health impact of the novel coronavirus (COVID-19) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of its stockholders, employees and communities, its 2020 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Thursday, June 25, 2020 at 8:30 a.m. Eastern Time, has been changed to a virtual meeting. Stockholders will be able to participate in this year’s Annual Meeting only via the virtual meeting.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in and vote at the Annual Meeting if you were a stockholder at the close of business on April 27, 2020, the record date, or hold a legal proxy for the meeting provided by the stockholder’s bank, broker or nominee as of such record date. To access, participate in, and vote at the Annual Meeting at www.virtualshareholdermeeting.com/OCUL2020 (the “Annual Meeting Website”), you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may submit questions during the Annual Meeting through the virtual meeting platform in accordance with the rules of conduct made available on the Annual Meeting Website. A list of registered stockholders will also be available to record holders during the Annual Meeting at the Annual Meeting Website.

Additional information regarding the virtual meeting is included in a proxy supplement that the company has filed today with the Securities and Exchange Commission. Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

Whether virtually attending the Annual Meeting or not, all stockholders are encouraged to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials. Stockholders may also vote online during the Annual Meeting by following the instructions available on the Annual Meeting Website.

About Ocular Therapeutix, Inc.

Ocular Therapeutix, Inc. is a biopharmaceutical company focused on the formulation, development, and commercialization of innovative therapies for diseases and conditions of the eye using its proprietary bioresorbable hydrogel-based formulation technology. Ocular Therapeutix’s first commercial drug product, DEXTENZA® (dexamethasone ophthalmic insert), is FDA-approved for the treatment of ocular inflammation and pain following ophthalmic surgery. Ocular Therapeutix recently completed a Phase 3 clinical trial evaluating DEXTENZA for the treatment of ocular itching associated with allergic conjunctivitis. OTX-TP (intracanalicular travoprost insert) is an intracanalicular insert in clinical development for the reduction of intraocular pressure in patients with primary open-angle glaucoma and ocular hypertension. The Company’s earlier stage development assets currently in Phase 1 trials include OTX-TIC (travoprost intracameral implant) for the reduction of intraocular pressure in patients with primary open-angle glaucoma and ocular hypertension, OTX-CSI (cyclosporine intracanalicular insert) for the treatment of the signs and symptoms of dry eye disease and OTX-TKI (axitinib intravitreal implant) for the treatment of retinal diseases. Also, in collaboration with Regeneron, Ocular Therapeutix is currently developing OTX-IVT (aflibercept suprachoroidal injection), an extended-delivery formulation of aflibercept for the treatment of retinal diseases. Ocular Therapeutix's first product, ReSure® Sealant, is FDA-approved to seal corneal incisions following cataract surgery.

Investors

Ocular Therapeutix

Donald Notman

Chief Financial Officer

dnotman@ocutx.com

or

Westwicke, an ICR Company

Chris Brinzey, 339-970-2843

chris.brinzey@westwicke.com

Media

Ocular Therapeutix

Scott Corning

Senior Vice President, Commercial

scorning@ocutx.com

OCULAR THERAPEUTIX, INC.

24 Crosby Drive

Bedford, MA 01730

NOTICE OF CHANGE OF LOCATION OF
2020 ANNUAL MEETING OF STOCKHOLDERS

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Ocular Therapeutix, Inc., a Delaware corporation, will be held on Thursday, June 25, 2020 beginning at 8:30 a.m., Eastern Time, over the internet in a virtual-only meeting format.  The Annual Meeting will be held to consider and act upon the following matters:

1.	To elect two class III directors of our board of directors to serve until the 2022 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

2.	To hold an advisory vote on named executive officer compensation;

3.	To hold an advisory vote on the frequency of future advisory votes on named executive officer compensation;

4.	To ratify the selection of PricewaterhouseCoopers LLP as Ocular Therapeutix’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

As described in the proxy materials for the Annual Meeting previously distributed, stockholders of record at the close of business on April 27, 2020, and those who hold a legal proxy for the Annual Meeting provided by a bank, broker or nominee as of such record date, will be entitled to virtually attend and to vote at the Annual Meeting by accessing www.virtualshareholdermeeting.com/OCUL2020 (the “Annual Meeting Website”) shortly prior to the scheduled start of the meeting and entering the 16-digit control number on the proxy card, voting instruction form or notice of availability of proxy materials previously furnished. Stockholders may submit questions through the virtual meeting platform in accordance with the rules and procedures applicable to the Annual Meeting. Such rules and procedures, together with a list of stockholders of record for inspection for any legally valid purpose, will be available for the participating stockholders of record at the Annual Meeting Website.

Online access will open fifteen (15) minutes prior to the start of the Annual Meeting to allow time for stockholders to check-in and test their devices’ audio systems. Support will be available during the Annual Meeting to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting at 1-800-586-1548 (US) or 1-303-562-9288 (international). Additional information regarding matters addressing technical and logistical issues will be available at the Annual Meeting Website.

An online portal is available to stockholders at www.proxyvote.com where stockholders can view and download our Notice and Proxy Statement and 2019 Annual Report and vote their shares in advance of the Annual Meeting. Shares may be voted during the Annual Meeting (up until the closing of the polls) by following the instructions available at the Annual Meeting Website. Shares may be voted via the original proxy card or pursuant to the instructions for submitting the proxy via the Internet or telephone that were included in the previously-distributed proxy materials. Stockholders who have already voted do not need to vote again, unless the stockholder would like to change its vote.

All stockholders are extended a cordial invitation to attend the Annual Meeting virtually.

By order of the board of directors,

Antony Mattessich
President and Chief Executive Officer

Bedford, Massachusetts

June 15, 2020